Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On August 1, 2011, Feihe International, Inc. (the “Company”) entered into an equity purchase agreement (as amended, the “Agreement”) with Haerbin City Ruixinda Investment Company Ltd. (the “Purchaser”).  Pursuant to the Agreement, the Company and Jinyan Ma (the noncontrolling interest holder) agreed to sell to the Purchaser all of the equity interests of two of the Company’s subsidiaries, Heilongjiang Feihe Kedong Feedlots Co., Limited and Heilongjiang Feihe Gannan Feedlots Co., Limited (together, the “Dairy Farms”) for an aggregate purchase price of RMB849 million (approximately $133.1 million), including RMB114.5 million (approximately $18.0 million) in cash and RMB734.5 million (approximately $115.1 million) in deferred payment.  The Company has the right to call for raw milk at RMB122.4 million (approximately $19.2 million) each quarter in the 18 months after September 30, 2011 to settle the deferred payment.  If the value of the raw milk provided by the Dairy Farms each quarter is less than RMB122.4 million, the shortfall of the amount will be settled in cash.  In September 2011, the Company received a cash payment of RMB111 million (approximately $17.4 million) and recorded it as deposits received from Purchaser of Dairy Farms on the Company’s condensed consolidated balance sheets.  The Company had the right to appoint a controlling director for each of the Dairy Farms, but such right was removed on October 31, 2011, which has therefore been considered as the disposal date for accounting purposes. As of September 30, 2011, operations of the Dairy Farms to be disposed were reported as discontinued operations.

The following unaudited pro forma condensed consolidated balance sheets as of September 30, 2011 reflect the disposition of the Dairy Farms (the “Disposition”), giving effect to the Disposition as if the disposal date were September 30, 2011.  The following unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2008, 2009 and 2010 and the nine months ended September 30, 2010 and 2011 give effect to the Disposition as if the disposal date were January 1, 2008.

The historical consolidated financial information has been adjusted to give effect to pro forma events that are (i) directly attributable to the Disposition, (ii) factually supportable, and (iii) with respect to the historical statements of operations information, expected to have a continuing impact on the Company. The adjustments are based upon presently available information and assumptions that management believes are reasonable under the circumstances as of the date hereof. The unaudited pro forma condensed consolidated financial information includes no assumptions regarding the use of the cash consideration, which is presented as cash and cash equivalents, or regarding the receipt or form of the deferred payment from the Purchaser, which is presented as a receivable, on the unaudited pro forma condensed consolidated balance sheets.  Accordingly, the actual effect of the Disposition, due to this and other factors, including, but not limited to changes in balances of assets and liabilities and final adjustments, could differ significantly from the pro forma adjustments presented herein.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with the historical consolidated financial statements and accompanying notes of the Company filed on Form 10-K/A for the fiscal year ended December 31, 2010 filed on April 8, 2011, as amended (the “Form 10-K/A”), and on Form 10-Q for the fiscal quarter ended September 30, 2011 (the “Form 10-Q”) filed on November 14, 2011.  The unaudited pro forma condensed consolidated financial information is for informational purposes only and should not be considered indicative of the operating results or financial position that would have occurred if the disposal date for the Disposition had been the dates assumed or that may occur as of any future date or for any future period.

FEIHE INTERNATIONAL, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
SEPTEMBER 30, 2011
(Amounts in US$, except share amounts)

	Historical (a)	Adjustments for the Disposition		Pro Forma

Assets
Current assets:
Cash and cash equivalents	14,097,432	-		14,097,432
Restricted cash	552,491	-		552,491
Notes and loans receivable, net of allowance for doubtful accounts of $3,350,056 and $3,500,028, as of September 30, 2011 and December 31, 2010, respectively	1,568	-		1,568
Trade receivables, net of allowance for doubtful accounts of $1,056,010 and $1,084,308, as of September 30, 2011 and December 31, 2010, respectively	21,247,598	-		21,247,598
Due from related parties	3,784,580	-		3,784,580
Advances to suppliers	6,666,086	-		6,666,086
Inventories, net	49,251,875	-		49,251,875
Prepayments and other current assets	28,050	-		28,050
Income taxes receivable	1,452,197	-		1,452,197
Recoverable value-added taxes	1,492,127	-		1,492,127
Other receivables	20,535,609	-		20,535,609
Investment in mutual funds – available-for-sale	123,676	-		123,676
Interest receivables	739,339	-		739,339
Receivable from discontinued operations	-	76,731,027	(b)	76,731,027
Assets held for sale	180,383,105	(178,092,632	) (c)	2,290,473
Total current assets	300,355,733	(101,361,605)		198,994,128

Investment:
Investment at cost	282,219	-		282,219
		-
Property, plant and equipment:
Property, plant and equipment, net	94,612,583	-		94,612,583
Construction in progress	44,608,885	-		44,608,885
	139,221,468	-		139,221,468

Other assets:
Advance to suppliers	7,822,502	-		7,822,502
Long term deposit	23,939,053	-		23,939,053
Interest receivables	313,768	-		313,768
Deferred tax assets – non-current	5,522,990	-		5,522,990
Prepaid leases for land use rights	18,163,265	-		18,163,265
Receivable from discontinued operations	-	38,387,464	(b)	38,387,464
Total assets	495,620,998	(62,974,141)		432,646,857

Liabilities
Current liabilities:
Notes payable	1,569,458	-		1,569,458
Short term bank loans	63,930,699	-		63,930,699
Accounts payable	35,610,727	-		35,610,727
Accrued expenses	4,691,719	-		4,691,719
Income tax payable	510,402	-		510,402
Advances from customers	10,916,305	-		10,916,305
Deposits received for disposal of Dairy Farms	17,403,575	(17,403,575	) (d)	-
Due to related parties	122,637	-		122,637
Advances from employees	427,676	-		427,676
Employee benefits and salary payable	7,243,307	-		7,243,307
Other payables	32,626,885	-		32,626,885
Current portion of long term bank loans	5,865,598	-		5,865,598
Current portion of capital lease obligation	125,872	-		125,872
Accrued interest	492,531	-		492,531
Redeemable common stock ($0.001 par value, 1,968,750 shares issued and outstanding as of September 30, 2011)	48,952,255	-		48,952,255
Liabilities held for sale	44,974,768	(44,974,768	) (c)	-
Total current liabilities	275,464,414	(62,378,343)		213,086,071

Long term bank loans, net of current portion	8,798,872	-		8,798,872
Capital lease obligation, net of current portion	573,968	-		573,968
Other long term loan	15,701,533	-		15,701,533
Accrued interest	205,936	-		205,936
Unrecognized tax benefits – non-current	5,181,232	-		5,181,232
Deferred income	5,081,127	-		5,081,127
Total liabilities	311,007,082	(62,378,343)		248,628,739

Commitments and contingencies

Equity
Feihe International, Inc. shareholders’ equity:
Common stock ($0.001 par value, 50,000,000 shares authorized; 19,706,291 and 19,671,291 shares issued and outstanding as of September 30, 2011 and December 31, 2010, respectively)	19,706	-		19,706
Additional paid-in capital	59,104,803	-		59,104,803
Common stock warrants	1,774,151	-		1,774,151
Statutory reserves	9,132,581	-		9,132,581
Accumulated other comprehensive income	41,805,263	-		41,805,263
Retained earnings	72,100,345	-		72,100,345
Total Feihe International, Inc. shareholders’ equity	183,936,849	-		183,936,849
Noncontrolling interests	677,067	(595,798	) (e)	81,269

Total equity	184,613,916	(595,798)		184,018,118

Total liabilities and equity	495,620,998	(62,974,141)		432,646,857

(a)	Derived from the unaudited consolidated balance sheets of the Company as of September 30, 2011 included in the Form 10-Q filed on November 14, 2011.

(b)	Represents the deferred payment from the Purchaser as of September 30, 2011.

(c)	Due to the Disposition, the adjustments reflect the Company’s elimination of the Dairy Farms held for sale balance sheet amounts as of September 30, 2011.

(d)	Represents the initial cash payment received from the Purchaser as of September 30, 2011.

(e)	Represents the balance of noncontrolling interests of the Dairy Farms as of September 30, 2011.

FEIHE INTERNATIONAL, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2011
(Amounts in US$, except share amounts)

	Historical (a)	Adjustments for the Disposition		Pro Forma

Sales	205,920,601	-		205,920,601

Cost of goods sold	(124,487,794)	-		(124,487,794)

Gross profit	81,432,807	-		81,432,807

Operating expenses:
Sales and marketing expenses	(54,013,376)	-		(54,013,376)
General and administrative expenses	(16,364,327)	-		(16,364,327)
Impairment of goodwill	(555,387)	-		(555,387)
Impairment of other intangible assets	(457,023)	-		(457,023)
Total operating expenses	(71,390,113)	-		(71,390,113)

Other operating income, net	3,367,465	-		3,367,465
Operating income	13,410,159	-		13,410,159

Other income (expenses):
Interest income	65,486	-		65,486
Interest and finance costs	(3,123,153)	-		(3,123,153)
Government subsidy	7,391,066	-		7,391,066
Income before income taxes and discontinued operations	17,743,558	-		17,743,558

Income tax expenses	(5,178,588)	-		(5,178,588)
Income from continuing operations	12,564,970	-		12,564,970
Loss from discontinued operations	(1,629,948)	(517,257	) (b)	(2,147,205)
Net income	10,935,022	(517,257)		10,417,765
Net income attributable to noncontrolling interests	(599,442)	517,257	(b)	(82,185)
Net income attributable to common shareholders of Feihe International, Inc.	10,335,580	-		10,335,580

Income from continuing operations per share of common stock (c)
Basic	0.60			0.63
Diluted	0.60			0.63

Income from continuing operations per share of redeemable common stock (c)
Basic	0.55			0.58
Diluted	0.55			0.58

Loss from discontinued operations per share of common stock (c)
Basic	(0.07)			(0.10)
Diluted	(0.07)			(0.10)

Loss from discontinued operations per share of redeemable common stock (c)
Basic	(0.07)			(0.10)
Diluted	(0.07)			(0.10)

Net income per share of common stock (c)
Basic	0.53			0.53
Diluted	0.53			0.53

Net income per share of redeemable common stock (c)
Basic	0.48			0.48
Diluted	0.48			0.48

Weighted average shares used in calculating net income (loss) per share of common stock
Basic	19,678,983			19,678,983
Diluted	19,688,903			19,688,903

Weighted average shares used in calculating net income (loss) per share of redeemable common stock
Basic	2,252,404			2,252,404
Diluted	2,252,404			2,252,404

(a)	Derived from the unaudited consolidated statements of operations of the Company for the nine months ended September 30, 2011 included in the Form 10-Q filed on November 14, 2011.

(b)	Represents the amount of noncontrolling interests of the Dairy Farms for the nine months ended September 30, 2011.

(c)
Computed in accordance with the Company’s earnings per share calculation methodology, as set forth in Note 4 to the Condensed Consolidated Financial Statements (unaudited) included in the Form 10-Q, after giving effect to pro forma adjustments herein.

FEIHE INTERNATIONAL, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2010
(Amounts in US$, except share amounts)

	Historical (a)	Adjustments for the Disposition		Pro Forma

Sales	195,374,187	-		195,374,187

Cost of goods sold	(113,925,440)	-		(113,925,440)

Gross profit	81,448,747			81,448,747

Operating expenses:
Sales and marketing expenses	(76,458,274)	-		(76,458,274)
General and administrative expenses	(17,676,171)	-		(17,676,171)
Total operating expenses	(94,134,445)	-		(94,134,445)

Other operating income, net	341,861	-		341,861
Operating loss	(12,343,837)	-		(12,343,837)

Other income (expenses):
Interest income	264,359	-		264,359
Interest and finance costs	(1,479,079)	-		(1,479,079)
Amortization of deferred charges	(377,095)	-		(377,095)
Government subsidy	9,168,747	-		9,168,747
Loss before income taxes	(4,766,905)	-		(4,766,905)

Income tax expenses	(732,143)	-		(732,143)
Loss from continuing operations	(5,499,048)	-		(5,499,048)
Loss from discontinued operations	(6,104,477)	293,404	(b)	(5,811,073)
Net loss	(11,603,525)	293,404		(11,310,121)
Net loss (income) attributable to noncontrolling interests	139,793	(293,404	) (b)	(153,611)
Net loss attributable to common shareholders of Feihe International, Inc.	(11,463,732)	-		(11,463,732)

Loss from continuing operations per share of common stock (c)
Basic	(0.24)			(0.25)
Diluted	(0.24)			(0.25)

Loss from continuing operations per share of redeemable common stock (c)
Basic	(0.24)			(0.25)
Diluted	(0.24)			(0.25)

Loss from discontinued operations per share of common stock (c)
Basic	(0.27)			(0.26)
Diluted	(0.27)			(0.26)

Loss from discontinued operations per share of redeemable common stock (c)
Basic	(0.27)			(0.26)
Diluted	(0.27)			(0.26)

Net loss per share of common stock (c)
Basic	(0.51)			(0.51)
Diluted	(0.51)			(0.51)

Net loss per share of redeemable common stock (c)
Basic	(0.51)			(0.51)
Diluted	(0.51)			(0.51)

Weighted average shares used in calculating net (loss) per share of common stock
Basic	19,639,943			19,639,943
Diluted	19,639,943			19,639,943

Weighted average shares used in calculating net (loss) per share of redeemable common stock
Basic	2,625,000			2,625,000
Diluted	2,625,000			2,625,000

(a)	Derived from the unaudited consolidated statements of operations of the Company for the nine months ended September 30, 2010 included in the Form 10-Q filed on November 14, 2011.

(b)	Represents the amount of noncontrolling interests of the Dairy Farms for the nine months ended September 30, 2010.

(c)
Computed in accordance with the Company’s earnings per share calculation methodology, as set forth in Note 4 to the Condensed Consolidated Financial Statements (unaudited) included in the Form 10-Q, after giving effect to pro forma adjustments herein.

FEIHE INTERNATIONAL, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2010
(Amounts in US$, except share amounts)

	Historical (a)	Adjustments for the Disposition (b)		Pro Forma

Sales	257,099,648	(485,320	) (c)	256,614,328

Cost of goods sold	(153,848,105)	(3,477,313	) (c)	(157,325,418)

Gross profit	103,251,543	(3,962,633)		99,288,910

Operating expenses:
Sales and marketing expenses	(99,475,595)	199,375		(99,276,220)
General and administrative expenses	(23,380,145)	2,074,071		(21,306,074)
Goodwill impairment expense	(1,437,005)	-		(1,437,005)
Loss on disposal of biological assets	(10,240,865)	10,240,865		-
Total operating expenses	(134,533,610)	12,514,311		(122,019,299)

Other operating income, net	245,931	(797,321)		(551,390)
Operating loss	(31,036,136)	7,754,357		(23,281,779)

Other income (expenses):
Interest income	294,915	(6,948)		287,967
Interest and finance costs	(2,516,425)	505,143		(2,011,282)
Amortization of deferred charges	(379,413)	-		(379,413)
Government subsidy	23,462,082	(1,752,683)		21,709,399
Loss before income taxes	(10,174,977)	6,499,869		(3,675,108)

Income tax benefits	279,722	-		279,722
Loss from continuing operations	(9,895,255)	6,499,869		(3,395,386)
Loss from discontinued operations	-	(6,165,918	) (d)	(6,165,918)
Net loss	(9,895,255)	333,951		(9,561,304)
Net loss (income) attributable to noncontrolling interests	311,384	(333,951	) (e)	(22,567)
Accretion of redemption premium on redeemable common stock	(1,086,622)			(1,086,622)
Net loss attributable to common shareholders of Feihe International, Inc.	(10,670,493)			(10,670,493)

Loss from continuing operations per share of common stock (f)
Basic	(0.48)			(0.20)
Diluted	(0.48)			(0.20)

Loss from continuing operations per share of redeemable common stock (f)
Basic	(0.07)			0.21
Diluted	(0.07)			0.21

Loss from discontinued operations per share of common stock (f)
Basic	-			(0.28)
Diluted	-			(0.28)

Loss from discontinued operations per share of redeemable common stock (f)
Basic	-			(0.28)
Diluted	-			(0.28)

Net loss per share of common stock (f)
Basic	(0.48)			(0.48)
Diluted	(0.48)			(0.48)

Net loss per share of redeemable common stock (f)
Basic	(0.07)			(0.07)
Diluted	(0.07)			(0.07)
Weighted average shares used in calculating net loss per share of common stock
Basic	19,647,844			19,647,844
Diluted	19,647,844			19,647,844
Weighted average shares used in calculating net loss per share of redeemable common stock
Basic	2,625,000			2,625,000
Diluted	2,625,000			2,625,000

(a)	Derived from the audited consolidated statements of operations the Company for the year ended December 31, 2010 included in the Form 10-K/A filed on April 8, 2011.

(b)	Due to the Disposition, the adjustments reflect the Company’s deconsolidation of the Dairy Farms for the year ended December 31, 2010.

(c)
Represents the amount of inter-company sales and cost of goods sold between the Company and the Dairy Farms, external sales and cost of goods sold from the Dairy Farms, and the Company's deconsolidation of the Dairy Farms for the year ended December 31, 2010.

(d)	Represents the amount of loss from the Dairy Farms for the year ended December 31, 2010, excluding loss attributable to the noncontrolling interests of the Dairy Farms.

(e)	Represents the amount of noncontrolling interests of the Dairy Farms for the year ended December 31, 2010.

(f)
Computed in accordance with the Company’s earnings per share calculation methodology, as set forth in Note 6 to the Consolidated Financial Statements included in the Form 10-K/A, after giving effect to pro forma adjustments herein.

FEIHE INTERNATIONAL, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009
(Amounts in US$, except share amounts)

	Historical (a)	Adjustments for the Disposition (b)		Pro Forma

Sales	271,077,948	305,709	(c)	271,383,657

Cost of goods sold	(140,426,711)	(93,819	) (c)	(140,520,530)

Gross profit	130,651,237	211,890		130,863,127

Operating expenses:
Sales and marketing expenses	(105,109,120)	156,139		(104,952,981)
General and administrative expenses	(20,478,875)	941,689		(19,537,186)
Goodwill impairment expense	(929,526)	-		(929,526)
Loss on disposal of biological assets	(1,739,714)	1,739,714		-
Total operating expenses	(128,257,235)	2,837,542		(125,419,693)

Other operating income, net	(25,553)	(194,268)		(219,821)
Operating income	2,368,449	2,855,164		5,223,613

Other income (expenses):
Interest income	306,691	(11,876)		294,815
Interest and finance costs	(6,139,152)	2,284		(6,136,868)
Gain on derivatives	(124,110)	-		(124,110)
Amortization of deferred charges	(2,162,000)	-		(2,162,000)
Government subsidy	21,177,132	-		21,177,132
Income before income taxes	15,427,010	2,845,572		18,272,582

Income tax benefits	746,198	-		746,198
Income from continuing operations	16,173,208	2,845,572		19,018,780
Income from discontinued operations	3,289,908	(2,727,302	) (d)	562,606
Net income	19,463,116	118,270		19,581,386
Net loss attributable to noncontrolling interests	118,270	(118,270	) (e)	-
Net income attributable to common shareholders of Feihe International, Inc.	19,581,386	-		19,581,386

Income from continuing operations per share of common stock (f)
Basic	0.86			1.00
Diluted	0.81			0.94

Income from continuing operations per share of redeemable common stock (f)
Basic	0.86			1.00
Diluted	0.81			0.94

Income from discontinued operations per share of common stock (f)
Basic	0.17			0.03
Diluted	0.16			0.03

Income from discontinued operations per share of redeemable common stock (f)
Basic	0.17			0.03
Diluted	0.16			0.03

Net income per share of common stock (f)
Basic	1.03			1.03
Diluted	0.97			0.97

Net income per share of redeemable common stock (f)
Basic	1.03			1.03
Diluted	0.97			0.97

Weighted average shares used in calculating net income per share of common stock
Basic	18,273,652			18,273,652
Diluted	19,449,913			19,449,913

Weighted average shares used in calculating net income per share of redeemable common stock
Basic	730,685			730,685
Diluted	730,685			730,685

(a)	Derived from the audited consolidated statements of operations the Company for the year ended December 31, 2009 included in the Form 10-K/A filed on April 8, 2011.

(b)	Due to the Disposition, the adjustments reflect the Company’s deconsolidation of the Dairy Farms for the year ended December 31, 2009.

(c)
Represents the amount of inter-company sales and cost of goods sold between the Company and the Dairy Farms, external sales and cost of goods sold from the Dairy Farms, and the Company’s deconsolidation of the Dairy Farms for the year ended December 31, 2009.

(d)	Represents the amount of income from the Dairy Farms for the year ended December 31, 2009, excluding net loss attributable to the noncontrolling interests of the Dairy Farms.

(e)	Represents the amount of noncontrolling interests of the Dairy Farms for the year ended December 31, 2009.

(f)
Computed in accordance with the Company’s earnings per share calculation methodology, as set forth in Note 6 to the Consolidated Financial Statements included in the Form 10-K/A, after giving effect to pro forma adjustments herein.

FEIHE INTERNATIONAL, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2008
(Amounts in US$, except share amounts)

	Historical (a)	Adjustments for the Disposition (b)		Pro Forma

Sales	193,191,710	-		193,191,710

Cost of goods sold	(117,180,986)	26,133	(c)	(117,154,853)

Gross profit	76,010,724	26,133		76,036,857

Operating expenses:
Sales and marketing expenses	(50,685,803)	-		(50,685,803)
General and administrative expenses	(19,046,940)	978,605		(18,068,335)
Loss on disposal of biological assets	(286,727)	286,727		-
Total operating expenses	(70,019,470)	1,265,332		(68,754,138)

Other operating income, net	469,133	(104,412)		364,721
Operating income	6,460,387	1,187,053		7,647,440

Other income (expenses):
Interest income	579,724	(5,242)		574,482
Interest and finance costs	(18,843,032)	392		(18,842,640)
Amortization of deferred charges	(657,258)	-		(657,258)
Registration rights penalty	(2,389,077)	-		(2,389,077)
Gain on extinguishment of debt	30,497,268	-		30,497,268
Loss on derivatives	(8,321,481)	-		(8,321,481)
Government subsidy	6,810,231	-		6,810,231
Income before income taxes	14,136,762	1,182,203		15,318,965

Income tax expenses	(3,567,135)	24,939		(3,542,196)
Income from continuing operations	10,569,627	1,207,142		11,776,769
Income from discontinued operations	6,462,878	(1,148,032	) (d)	5,314,846
Net income	17,032,505	59,110		17,091,615
Net income attributable to noncontrolling interests	(9,470)	(59,110	) (e)	(68,580)
Net income attributable to common shareholders of Feihe International, Inc.	17,023,035	-		17,023,035

Income from continuing operations per share of common stock (f)
Basic	0.62			0.69
Diluted	0.60			0.67

Income from discontinued operations per share of common stock (f)
Basic	0.38			0.31
Diluted	0.37			0.30

Net income per share of common stock (f)
Basic	1.00			1.00
Diluted	0.97			0.97

Weighted average shares used in calculating net income per share of common stock
Basic	16,993,390			16,993,390
Diluted	17,636,862			17,636,862

(a)	Derived from the audited consolidated statements of operations the Company for the year ended December 31, 2008 included in the Form 10-K/A filed on April 8, 2011.

(b)	Due to the Disposition, the adjustments reflect the Company’s deconsolidation of the Dairy Farms for the year ended December 31, 2008.

(c)
Represents the amount of inter-company sales and cost of goods sold between the Company and the Dairy Farms, external sales and cost of goods sold from the Dairy Farms, and the Company's deconsolidation of the Dairy Farms for the year ended December 31, 2008.

(d)	Represents the amount of income from the Dairy Farms for the year ended December 31, 2008, including income attributable to the noncontrolling interests of the Dairy Farms.

(e)	Represents the amount of noncontrolling interests of the Dairy Farms for the year ended December 31, 2008.

(f)
Computed in accordance with the Company’s earnings per share calculation methodology, as set forth in Note 6 to the Consolidated Financial Statements included in the Form 10-K/A, after giving effect to pro forma adjustments herein.